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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   ----------



         Date of Report (Date of earliest event reported) July 22, 1997


                      FIRST UNION STUDENT LOAN TRUST 1997-1
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              Exact Name of Registrant as Specified in Its Charter)


         Delaware                     333-26405                 22-1147033
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)




                    c/o The First National Bank of Chicago,
                           One First National Plaza,
                          Suite 0126, Chicago, IL 60670
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               (Address of Principal Executive Offices) (ZIP Code)



                                 (312) 407-4110
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

     On or about July 29, 1997, the Registrant will cause the issuance and sale of approximately $405,596,574 initial principal amount of Floating Rate Asset Backed Notes, Class A-1 and Class A-2 (the "Notes"), and Floating Rate Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). The Notes will be issued pursuant to an Indenture, dated as of July 1, 1997, between the Registrant and Bankers Trust Company, as indenture trustee. The Certificates will be issued pursuant to a Trust Agreement, dated as of July 1, 1997, between First Union National Bank and The First National Bank of Chicago, as eligible lender trustee.

     In connection with the sale of the Securities, the Registrant has been advised by First Union Capital Markets Corp. that First Union Capital Markets Corp. has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Securities following the effective date of Registration Statement No. 333-26405, which Computational Materials are being filed as an exhibit to this report.

     The Computational Materials have been provided to the Registrant by First Union Capital Markets Corp. The information in the Computational Materials is preliminary and may be superseded by the final Prospectus relating to the Securities and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by First Union Capital Markets Corp., based on assumptions that differ from the assumptions set forth in the Prospectus. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

     In addition, the actual characteristics and performance of the guaranteed student loans underlying the Securities (the "Student Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration and expected maturity characteristics of a particular class of Securities might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Student Loans will affect the actual yield, average life, duration and expected maturity characteristics of the Securities.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS.

          Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION

          Not applicable

     (c) EXHIBITS


          EXHIBIT NO.                                DESCRIPTION
          -----------                                -----------

             99.1                               Computational Materials







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FIRST UNION STUDENT LOAN TRUST 1997-1
                                  -------------------------------------
                                  (Registrant)


                                       By:    /s/ Robert A. Dressel
                                              ---------------------------------
                                       Name:  Robert A. Dressel
                                       Title: Vice President

Date: July 23, 1997






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                                  EXHIBIT INDEX



                                                                   SEQUENTIALLY
         EXHIBIT NO.                   DESCRIPTION                 NUMBERED PAGE

            99.1                Computational Materials